Exhibit 10.2 INVESTMENT AGREEMENT by and between REDWIRE CORPORATION and AE INDUSTRIAL PARTNERS FUND II, L.P. AE INDUSTRIAL PARTNERS STRUCTURED SOLUTIONS I, L.P. Dated as of October 28, 2022

TABLE OF CONTENTS Page ARTICLE I Definitions .................................................................................................................. 1 Section 1.01 Definitions................................................................................................... 1 ARTICLE II Purchase and Sale .................................................................................................... 10 Section 2.01 Purchase and Sale ..................................................................................... 10 Section 2.02 Closing ...................................................................................................... 10 ARTICLE III Representations and Warranties of the Company .................................................. 10 Section 3.01 Organization; Good Standing ................................................................... 10 Section 3.02 Capitalization ............................................................................................ 11 Section 3.03 Authority; Noncontravention .................................................................... 13 Section 3.04 Governmental Approvals .......................................................................... 14 Section 3.05 Company SEC Documents; Undisclosed Liabilities. ............................... 14 Section 3.06 Absence of Certain Changes ..................................................................... 15 Section 3.07 Legal Proceedings ..................................................................................... 16 Section 3.08 Compliance with Laws; Permits ............................................................... 16 Section 3.09 Contracts ................................................................................................... 17 Section 3.10 Tax Matters ............................................................................................... 17 Section 3.11 No Rights Agreement; Anti-Takeover Provisions .................................... 17 Section 3.12 Brokers and Other Advisors ...................................................................... 17 Section 3.13 Employee Benefit Plans ............................................................................ 17 Section 3.14 Labor Matters ............................................................................................ 18 Section 3.15 Sale of Securities....................................................................................... 18 Section 3.16 Listing and Maintenance Requirements .................................................... 18 Section 3.17 Vote Required ........................................................................................... 18 Section 3.18 Indebtedness .............................................................................................. 19 Section 3.19 Real Property ............................................................................................ 19 Section 3.20 Environmental Matters.............................................................................. 19 Section 3.21 Intellectual Property .................................................................................. 20 Section 3.22 Affiliate Transactions ................................................................................ 20 ARTICLE IV Representations and Warranties of the Investor .................................................... 20 Section 4.01 Organization; Standing ............................................................................. 20 Section 4.02 Authority; Noncontravention .................................................................... 20 Section 4.03 Governmental Approvals .......................................................................... 21 Section 4.04 Ownership of Company Stock .................................................................. 21 Section 4.05 Brokers and Other Advisors ...................................................................... 21 Section 4.06 Purchase for Investment ............................................................................ 21 Section 4.07 Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans .................................... 22 ARTICLE V Additional Agreements ........................................................................................... 22 Section 5.01 Anti-Takeover Laws ................................................................................. 22

2 Section 5.02 Public Disclosure ...................................................................................... 23 Section 5.03 Confidentiality .......................................................................................... 23 Section 5.04 NYSE Listing of Shares. . ........................................................................ 24 Section 5.05 Standstill. .................................................................................................. 24 Section 5.06 Transfer Restrictions ................................................................................. 26 Section 5.07 Legend....................................................................................................... 27 Section 5.08 Tax Matters ............................................................................................... 28 Section 5.09 Use of Proceeds ......................................................................................... 29 Section 5.10 Preemptive Rights ..................................................................................... 29 Section 5.11 Appointment Right.................................................................................... 32 Section 5.12 Required Holders ...................................................................................... 33 Section 5.13 Section 16 Matters .................................................................................... 33 Section 5.14 Maintenance of Listing ............................................................................. 34 Section 5.15 Related Party Transactions ....................................................................... 34 ARTICLE VI Conditions to Consummation of the Transactions ................................................. 34 Section 6.01 Conditions of the Investor ......................................................................... 34 Section 6.02 Conditions of the Company ...................................................................... 35 ARTICLE VII Miscellaneous ....................................................................................................... 36 Section 7.01 Survival ..................................................................................................... 36 Section 7.02 Amendments; Waivers .............................................................................. 36 Section 7.03 Extension of Time, Waiver, Etc. ............................................................... 36 Section 7.04 Assignment ............................................................................................... 36 Section 7.05 Counterparts .............................................................................................. 37 Section 7.06 Entire Agreement; No Third-Party Beneficiaries ..................................... 37 Section 7.07 Governing Law; Jurisdiction ..................................................................... 37 Section 7.08 Specific Enforcement ................................................................................ 37 Section 7.09 Waiver of Jury Trial .................................................................................. 38 Section 7.10 Notices ...................................................................................................... 38 Section 7.11 Severability ............................................................................................... 39 Section 7.12 Fees and Expenses .................................................................................... 39 Section 7.13 Interpretation ............................................................................................. 40 Section 7.14 Non-Recourse ........................................................................................... 41 Exhibits Exhibit A: Form of Series A Convertible Preferred Stock Certificate of Designation Exhibit B: Form of Registration Rights Agreement

INVESTMENT AGREEMENT, dated as of October 28, 2022 (this “Agreement”), by and between Redwire Corporation, a Delaware corporation (the “Company”), and each of (i) AE Industrial Partners, Fund II, LP, a Delaware limited partnership (“AE Fund II”), a (ii) AE Industrial Partners Structured Solutions I, LP, a Delaware limited partnership (“AE Structured Solutions”) (together with their successors and any Affiliate that becomes a party hereto pursuant to Section 5.06(b) and Section 7.04, the “Investor”). WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue, sell and deliver to the Investor, and the Investor desires to purchase and acquire from the Company, an aggregate of 40,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Convertible Preferred Stock”), having the designation, preferences, rights (including with respect to conversion), privileges, powers, and terms and conditions, as specified in the form of the Series A Convertible Preferred Stock Certificate of Designation attached hereto as Exhibit A (the “Certificate of Designation”); NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows: ARTICLE I Definitions Section 1.01 Definitions. (a) As used in this Agreement (including the recitals hereto), the following terms shall have the following meanings: “25% Beneficial Ownership Requirement” shall have the same meaning and be calculated in the same manner as “50% Beneficial Ownership Requirement” below, except that references to “50%” are deemed replaced with “25%.” “50% Beneficial Ownership Requirement” means that the Investor Parties continue to beneficially own at all times shares of Common Stock, in the aggregate and on an as-converted basis, at least equal to 50% of the number of shares of Common Stock issued to the Investor, on an as-converted basis, as of the Closing. For purposes of this calculation as of any date of determination, (i) to the extent any shares of Common Stock otherwise issuable upon conversion of the Preferred Shares are paid in cash, whether due to any limitation on conversion, including, but not limited to, the Conversion Share Cap or otherwise, such shares shall be excluded and (ii) such calculation shall take into effect any stock split, stock dividend or combination subsequent to the Closing in calculating the number of shares issued to the Investor on an as-converted basis as of the Closing. “Acquisition” means the proposed acquisition by Redwire Space Europe, LLC, a Delaware limited liability company, of the whole of the issued share capital of QinetiQ Space NV, a public limited liability company (naamloze vennootschap / société anonyme), incorporated under the laws of Belgium.

2 “Activist Investor” means, as of any date, any Person identified on the most recently available “SharkWatch 50” list (or, if “SharkWatch 50” is no longer available, then the prevailing comparable list as reasonably determined by the Company), or any Person who, to the knowledge of the Investor, is an Affiliate of such Person. “AE Affiliate” means any Affiliate of AE Industrial Partners, LP that serves as general partner of, or manages or advises, any investment fund affiliated with AE Industrial Partners, LP that has a direct or indirect investment in the Company. “AE Excluded Entity” means (i) any leveraged finance investment fund or any other investment fund associated or affiliated with AE Industrial Partners, LP, the primary purpose of which is to invest in loans or debt securities, or (ii) any hedge fund associated or affiliated with AE Industrial Partners, LP. “AE Group” means the Investor, together with its Affiliates, including AE Affiliates. “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, and (ii) neither (A) “portfolio companies” (as such term is customarily used in the private equity industry) of funds managed or advised by any Affiliate of any Investor Party, (B) any fund affiliated with any member of the AE Group (including any AE Excluded Entity), or (C) any of their respective Affiliates shall be considered to be Affiliates of any Investor Party or any of its Affiliates so long as such Person (x) is not acting at the direction of any Investor Party or any Investor Director Designee to carry out any act prohibited by this Agreement, including Section 5.06, and (y) has not received from any Investor Party, any Affiliate of any Investor Party or any Investor Director Designee any Confidential Information; provided that, no Person specified in (A) or (B) above shall be deemed to have received Confidential Information solely by virtue of the fact that an individual that received Confidential Information serves as a director, officer, manager, employee or advisor of such Person (or other similarly situated dual-role individuals). For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. “as-converted basis” means, as of any date, (i) all outstanding shares of Common Stock as of such date and (ii) with respect to any outstanding shares of Convertible Preferred Stock as of such date, the number of shares of Common Stock issuable upon conversion of such shares of Convertible Preferred Stock on such date (at the Conversion Price in effect on such date as set forth in the Certificate of Designation, and without regard to any limitations on conversion). “Beneficial Ownership Limitation” has the meaning set forth in the Certificate of Designation.

3 “beneficially own”, “beneficial ownership of”, or “beneficially owning” any securities shall have the meaning set forth in Rule 13d-3 of the rules and regulations under the Exchange Act. “Board” means the Board of Directors of the Company. “Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by Law to be closed. “Code” means the United States Internal Revenue Code of 1986, as amended. “Common Stock” means the common stock, par value $0.0001 per share, of the Company. “Company Charter Documents” means the Company’s certificate of incorporation and bylaws. “Company Lease” means all leases, pursuant to which the Company or any Subsidiary holds any Leased Real Property. “Company Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA, whether or not subject to ERISA) and any other benefit or compensation plan, policy, program, contract, agreement or arrangement, in each case that is sponsored, maintained or contributed to by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries contributes or is obligated to contribute to, or has or may have any current or contingent liability or obligation, other than any plan, program, policy, agreement or arrangement sponsored and administered by a Governmental Authority. “Company RSU” means a restricted stock unit of the Company issued pursuant to a Company Plan subject to time-based and/or performance-based vesting conditions. “Company Sale” means a transaction that would constitute a Fundamental Change under clause (a) of such definition. “Company Stock Option” means an option to purchase shares of Common Stock issued pursuant to a Company Plan. “Company Stock Plan” means the Redwire Corporation 2021 Omnibus Incentive Plan, as amended, and any other plan, program, agreement or arrangement providing for the grant of equity-based awards to directors, officers, employees or other service providers of the Company or any of the Company’s Subsidiaries. “Company Warrant” means a warrant entitling the holder thereof to purchase the number of shares of Common Stock per warrant as set forth therein. “Conversion Date” has the meaning set forth in the Certificate of Designation. “Conversion Price” has the meaning set forth in the Certificate of Designation.

4 “Conversion Share Cap” has the meaning set forth in the Certificate of Designation. “Credit Agreement” means the Credit Agreement dated October 28, 2020, conformed through that certain First Amendment to Credit Agreement, dated February 17, 2021, Second Amendment to Credit Agreement, dated September 2, 2021, Third Amendment to Credit Agreement, dated March 25, 2022, and Fourth Amendment to Credit Agreement dated August 8, 2022, by and among Redwire Holdings, LLC, as lead borrower, Redwire Intermediate Holdings, LLC, the other borrowers party thereto, the other guarantors party thereto, Adams Street Credit Advisors LP, as administrative agent and as collateral agent and each lender party thereto. “DGCL” means the Delaware General Corporation Law, as amended, supplemented or restated from time to time. “Environmental Laws” means all Laws relating to human health and safety or pollution or protection of the environment, including all Laws relating to the design, production, sale, installation, distribution, labeling, marketing, manufacture, handling, treatment, storage, or disposal of, or exposure of any Person to, Hazardous Substances or products containing Hazardous Substances. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Fair Market Value” means, with respect to any security or other property (other than cash), the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof. “Fraud” means actual, not constructive, common law fraud (under the laws of the State of New York). “Fundamental Change” shall have the meaning set forth in the Certificate of Designation. “Fundamental Representations and Warranties” means Section 3.01(a), Section 3.02, Section 3.03(a), Section 3.03(c)(i) and Section 3.12. “GAAP” means generally accepted accounting principles in the United States, consistently applied. “Governmental Authority” means any government, court, regulatory or administrative agency, commission, arbitrator (public or private) or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational. “Hazardous Substances” means any substance, waste, or material that is listed, defined, designated, or regulated as hazardous, toxic, or a pollutant by, or otherwise for which

5 liability or standards of conduct may be imposed under, any Environmental Law, including petroleum or any fraction thereof, asbestos, pesticides, herbicides, radiation or radioactive materials, polychlorinated biphenyls, lead-containing products, per and polyfluoroalkyl substances, and mold or microbial matter. “Intellectual Property” means all intellectual property rights of any type in any jurisdiction throughout the world, including any (a) trademarks, service marks, trade names, Internet domain names or logos, (b) utility models and industrial designs, patents (including any continuations, divisionals, continuations-in-part, provisionals, renewals, reissues, and re- examinations), (c) copyrights and copyrightable works, (d) rights in computer software (including source code and object code) data, databases, compilations, algorithms, interfaces, firmware, development tools, templates, menus, and all documentation thereof (“Software”), (e) trade secrets and confidential information, and know-how, technology, and inventions (whether patentable or not) (together with all goodwill associated therewith and including any registrations or applications for registration of any of the foregoing (a) through (e)). “Investor Director” means a member of the Board who was elected to the Board as a representative of the AE Group. “Investor Material Adverse Effect” means any effect, change, event or occurrence that would reasonably be expected to, individually or in the aggregate, prevent or materially delay or impair the consummation by the Investor of any of the Transactions on a timely basis. “Investor Parties” means the Investor and each Affiliate of the Investor to whom shares of Convertible Preferred Stock or Common Stock are transferred pursuant to Section 5.06(b)(i). “IRS” means the United States Internal Revenue Service. “Knowledge” means, with respect to the Company, the actual knowledge of the Company’s CEO, CFO or General Counsel, with respect to matters within such individual’s functional responsibilities with the Company, in each case after reasonable inquiry. “Leased Real Property” means all right, title and interest of the Company and its Subsidiaries to any leasehold interests in any Real Property, together with all buildings, structures, improvements and fixtures thereon. “Liens” means liens, encumbrances, mortgages, charges, claims, restrictions, pledges, security interests, title defects, easements, rights-of-way, covenants, encroachments or other adverse claims of any kind with respect to a property or asset. “Material Adverse Effect” means any effect, change, event or occurrence that has a material adverse effect on (x) the business, results of operations, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole or (y) the ability of the Company to consummate the Transactions on a timely basis. “Material Contract” means any Contract between the Company or any of its Subsidiaries and any of the top ten (10) customers and suppliers of the Company or any of its

6 Subsidiaries, determined based on the aggregate amounts paid to, or received by, the Company or any of its Subsidiaries in the year ended December 31, 2021. “NYSE” means the New York Stock Exchange. “Permitted Liens” means (i) statutory Liens for Taxes not yet due and payable, for which reserves have been established in accordance with GAAP (if required by GAAP), (ii) mechanics, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business consistent with past practice or amounts that are not delinquent and which are not, individually or in the aggregate, material to the business of the Company and its Subsidiaries, taken as a whole, (iii) easements, rights of way, zoning ordinances and other similar encumbrances affecting Real Property which are not, individually or in the aggregate, material to the business of the Company and its Subsidiaries, taken as a whole, (iv) liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice which are not, individually or in the aggregate, material to the business of the Company and its Subsidiaries, taken as a whole and (v) liens granted under the Credit Agreement. “Permitted Transferee” means, with respect to any Person, (i) any Affiliate of such Person, or (ii) with respect to any Person that is an investment fund, vehicle or similar entity, (x) any other investment fund, vehicle or similar entity of which such Person or an Affiliate, advisor or manager of such Person serves as the general partner, manager or advisor and (y) any direct or indirect limited partner or investor in such investment fund, vehicle or similar entity or any direct or indirect limited partner or investor in any other investment fund, vehicle or similar entity of which such Person or an Affiliate, advisor or manager of such Person serves as the general partner, manager or advisor; provided, however, that in no event shall any “portfolio companies” (as such term is customarily used in the private equity industry) of any holder of shares of Convertible Preferred Stock or Common Stock or any entity that is controlled by a “portfolio company” of a holder of shares of Convertible Preferred Stock or Common Stock constitute a Permitted Transferee. “Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority. “PIK Dividend” has the meaning set forth in the Certificate of Designation. “Registration Rights Agreement” means that certain Registration Rights Agreement to be entered into by the Company and the Investor, the form of which is set forth as Exhibit B hereto. “Required Holders” has the meaning set forth in the Certificate of Designation. “Requisite Stockholder Approval” has the meaning set forth in the Certificate of Designation.

7 “Representatives” means, with respect to any Person, its officers, directors, principals, partners, managers, members, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, other advisors and other representatives. “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule. “SEC” means the Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Specified Competitor” means the Persons set forth on Schedule 1.01(a). “Standstill Period” means the period from and after the Closing Date until the date which is 12 months following the Closing Date; provided that the Standstill Period shall immediately terminate and expire (and the restrictions of Section 5.06 shall cease to apply and shall be of no further force and effect) at the earliest of: (a) the Company entering into a definitive written agreement with a Third Party to consummate a Fundamental Change or (b) the commencement by a Third Party of a tender offer or exchange offer for a majority of the Common Stock (whether or not recommended by, or approved by, the Board). “Subsidiary”, when used with respect to any Person, means any corporation, limited liability company, partnership, association, trust or other entity of which (x) securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) or (y) sufficient voting rights to elect at least a majority of the board of directors or other governing body are, as of such date, owned by such Person or one or more Subsidiaries of such Person. “Tax” means any and all United States federal, state, local or non-United States taxes, fees, levies, duties, tariffs, imposts, and other similar charges imposed by any Governmental Authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees; and customs duties, tariffs and similar charges, in each case together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Authority. “Tax Return” means any returns, reports, claims for refund, declarations of estimated Taxes and information statements with respect to Taxes, including any schedule or attachment thereto or any amendment thereof, filed or required to be filed with any Governmental Authority, including consolidated, combined and unitary tax returns. “Taxing Authority” means any Governmental Authority having jurisdiction over the assessment, determination, collection or imposition of any Tax (including the IRS).

8 “Third Party” shall mean a Person other than the Investor or any of its Permitted Transferees. “Transaction Documents” means this Agreement, the Registration Rights Agreement and all other documents, certificates or agreements executed in connection with the Transactions contemplated by this Agreement, the Certificate of Designation and the Registration Rights Agreement. “Transactions” means the transactions expressly contemplated by this Agreement and the other Transaction Documents, including the issuance of the Convertible Preferred Stock and the issuance of Common Stock upon conversion thereof. “Transfer” by any Person means to sell, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of or transfer (by the operation of law or otherwise), or to enter into any contract, option or other arrangement, agreement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition or transfer (by the operation of law or otherwise), of any voting interest in any equity securities beneficially owned by such Person; provided, however, that, notwithstanding anything to the contrary in this Agreement, a Transfer shall not include (i) the conversion of one or more shares of Convertible Preferred Stock into shares of Common Stock pursuant to the Certificate of Designation, (ii) the redemption or other acquisition of Common Stock or Convertible Preferred Stock by the Company, (iii) the exchange of any Convertible Preferred Stock for another series of preferred stock or (iv) the sale, disposition, issuance or transfer of any equity interests in the Investor (or any fund, managed account, side-by-side vehicle or other investment vehicle or product advised or managed by the Investor or any of its Affiliates or any direct or indirect parent entity of the Investor). “Voting Cap” has the meaning set forth in the Certificate of Designation. (b) In addition to the terms defined in Section 1.01(a), the following terms have the meanings assigned thereto in the Sections set forth below: Term Section Action 3.07 AE Fund II Preamble AE Structured Solutions Preamble Agreement Preamble Announcement 5.02 Anti-Corruption Laws 3.08(b) Appointment Notice 5.11(a) Appointment Right 5.11(a) Balance Sheet Date 3.05(c) Bankruptcy and Equity Exception 3.03(a)

9 Capitalization Date 3.02(a) Certificate of Designation Recitals Closing 2.02(a) Closing Date 2.02(a) Company Preamble Company Preferred Stock 3.02(a) Company Securities 3.02(b) Confidential Information 5.03 Contract 3.03(c) Convertible Preferred Stock Recitals Excluded Stock 5.10(a) Filed SEC Documents Article III Investment Bank 5.11(a) Investor Preamble Judgments 3.07 Laws 3.08(a) Non-Recourse Parties 7.14 OFAC 3.08(b) Owned Real Property 3.19 Permits 3.08(a) Preferred Shares 2.01 Proposed Securities 5.10(b)(i) Purchase Price 2.01 Real Property 3.19 Rejected Sale 5.11(b) Restricted Transferee 5.06(c) Sanctions 3.08(b) Section 203 3.03(b) Shareholder Approval Target Date 5.12 Software 1.01(a) Survival Date 7.01 Systems 3.21

10 ARTICLE II Purchase and Sale Section 2.01 Purchase and Sale. On the terms of this Agreement, at the Closing, the Investor shall purchase and acquire from the Company an aggregate of 40,000 (with AE Fund II acquiring 30,000 shares and AE Structured Solutions acquiring 10,000 shares), shares of Convertible Preferred Stock, and the Company shall issue, sell and deliver to the Investor, the shares of Convertible Preferred Stock (the “Preferred Shares”), free and clear of all Liens (except restrictions imposed by the Securities Act and any applicable foreign and state securities Laws, and transfer restrictions expressly set forth in the Transaction Documents, including Section 5.06 hereof), for a purchase price per Preferred Share equal to $1,000.00 and an aggregate purchase price of $40,000,000 (constituting $30,000,000 for AE Fund II and $10,000,000 for AE Structured Solutions, and such aggregate purchase price, the “Purchase Price”), to be paid in full to the Company on the Closing Date. Section 2.02 Closing. (a) On the terms of this Agreement, and subject to the conditions set forth herein, the closing of the sale and purchase of the Preferred Shares (the “Closing”) shall take place remotely via the exchange of documents and signature pages and shall occur 10:00 a.m. (New York City time) on October 28, 2022, or at such other later time and date as shall be agreed between the Company and the Investor (the date on which the Closing occurs, the “Closing Date”). (b) At the Closing: (i) the Company shall deliver to the Investor (1) evidence of the issuance of the Preferred Shares in book-entry form (or, at the Investor’s election, physical share certificates representing the Preferred Shares) and (2) the Registration Rights Agreement, duly executed by the Company; and (ii) the Investor shall (1) pay the Purchase Price by wire transfer in immediately available U.S. federal funds, to the account designated by the Company in writing and (2) deliver to the Company the Registration Rights Agreement, duly executed by the Investor. ARTICLE III Representations and Warranties of the Company The Company represents and warrants to the Investor as of the Closing (except to the extent made only as of a specified date, in which case such representation and warranty is made as of such date) that, except as disclosed in the Company’s annual report on Form 10-K for the year ended December 31, 2021, the Company’s definitive proxy statement filed on April 22, 2022, the Company’s quarterly reports on Form 10-Q for the quarters ended on March 31, 2022 and June 30, 2022, any Current Report on Form 8-K filed by the Company on or after September 2, 2021 and publicly available on the SEC’s EDGAR system prior to and as of the date hereof, and in each case, the exhibits thereto (together, the “Filed SEC Documents”), other than any disclosures in any such Filed SEC Document contained in the “Risk Factors” section thereof (other

11 than statements of fact contained therein) or any forward-looking statements within the meaning of the Securities Act or the Exchange Act thereof (it being acknowledged that nothing disclosed in the Filed SEC Documents shall be deemed to qualify or modify the representations and warranties set forth in 0, Section 3.02, Section 3.03, Section 3.04, Section 3.10, Section 3.11, Section 3.12 and Section 3.15): Section 3.01 Organization; Good Standing. (a) The Company is a corporation duly organized and validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and corporate authority necessary to carry on its business as it is now being conducted, except for any failure to be in good standing as would not reasonably be expected to be material to the Company and its Subsidiaries. The Company is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries. True and complete copies of the Company Charter Documents are included in the Filed SEC Documents. (b) Each of the Company’s Subsidiaries is duly organized, validly existing and in good standing (to the extent such concept or a functional equivalent is recognized under applicable Law) under the Laws of the jurisdiction of its organization, except where the failure to be so in good standing would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries. Section 3.02 Capitalization. (a) The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock, par value $0.0001 per share, and 100,000,000 shares of preferred stock, par value $0.0001 per share (the “Company Preferred Stock”). At the close of business on October 28, 2022 (the “Capitalization Date”), (i) 63,852,690 shares of Common Stock were issued and outstanding, (ii) 3,725,240 shares of Common Stock were reserved and available for issuance pursuant to the Company Stock Plan, (iii) 1,382,731 shares of Common Stock were reserved and available for issuance pursuant to the Company’s 2021 Employee Stock Purchase Plan, (iv) 8,090,331 shares of Common Stock were reserved and available for issuance pursuant to the Common Stock Purchase Agreement, dated April 14, 2022, by and between the Company and B. Riley Principal Capital, LLC, (v) 2,400,718 shares of Common Stock were subject to outstanding Company Stock Options, (vi) 3,063,995 Company RSUs were outstanding pursuant to which a maximum of 3,063,995 shares of Common Stock could be issued (assuming maximum achievement of all applicable performance conditions), (vii) 15,920,979 shares of Common Stock could be issued upon exercise of outstanding Company Warrants and (vi) no shares of Company Preferred Stock were issued and outstanding.

12 (b) Except as described in this Section 3.02, as of the Capitalization Date, there were (i) no outstanding shares of capital stock of, or other equity or voting interests in, the Company, (ii) no outstanding securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iii) no outstanding options, warrants, rights or other commitments or agreements to acquire from the Company or any Subsidiary, or that obligate the Company or any Subsidiary to issue, any capital stock of, or other equity or voting interests (or voting debt) in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iv) no obligations of the Company or any Subsidiary to grant, extend or enter into any subscription, warrant, right, debt, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interests in, the Company (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as “Company Securities”) and (v) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Company Securities, including any phantom equity or stock appreciation rights. (c) As of the date of this Agreement, (i) there are no outstanding agreements of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities, or obligate the Company to grant, extend or enter into any such agreements relating to any Company Securities, including any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities, (ii) none of the Company or any Subsidiary of the Company is a party to any stockholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition, voting or dividends with respect to any Company Securities, (iii) all outstanding shares of Common Stock and Company Preferred Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. (d) The Convertible Preferred Stock and the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock will be, when issued, duly authorized and validly issued, fully paid and nonassessable and issued in compliance with all applicable federal and state securities Laws, and such shares will not be issued in violation of any purchase option, call option, preemptive right, resale right, subscription right, right of first refusal or similar right, and will be free and clear of all Liens, except restrictions imposed by the Securities Act and any applicable foreign and state securities Laws, and transfer restrictions expressly set forth in the Transaction Documents including Section 5.06 hereof. The Convertible Preferred Stock, when issued, and the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, if and when issued, will have the terms and conditions and entitle the holders thereof to the rights set forth in the Company Charter Documents, as amended by the Certificate of Designation. The maximum number of shares of Common Stock initially issuable upon conversion of the Convertible Preferred Stock have been duly reserved for such issuance. (e) All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company (except for directors' qualifying shares or the

13 like as required by applicable law) are owned directly or indirectly, beneficially and of record, by the Company free and clear of all material Liens, other than Liens over shares of capital stock (including other equity or voting interests) of the Company’s Subsidiaries under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement). Section 3.03 Authority; Noncontravention. (a) All corporate action on the part of the Company, its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement and each Transaction Document, the performance of all obligations of the Company under this Agreement and each Transaction Document, and the authorization, issuance (or reservation for issuance), sale, and delivery of (i) the Convertible Preferred Stock being sold or issued hereunder, as applicable, and (ii) the shares of Common Stock issuable upon the conversion of the Convertible Preferred Stock in the case of clause (i) has been taken, and, in the case of clause (ii), will be taken prior to earlier of the Conversion Date or the Shareholder Approval Target Date, and this Agreement and each Transaction Document, assuming due authorization, execution and delivery by the Investor or any other party thereto, constitutes valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at Law or in equity (the “Bankruptcy and Equity Exception”). (b) The Board has duly adopted resolutions (i) authorizing and approving the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Transactions (including the reservation of the maximum number of shares initially issuable upon conversion of the Convertible Preferred Stock) (having the effect of exempting the Investor and its Affiliates as an “interested stockholder” under Article X of the Company’s Certificate of Incorporation), and (ii) approving the Certificate of Designation. The Board (or an authorized committee thereof) has reviewed the transactions contemplated hereby with respect to any “related party transaction,” including for purposes of the DGCL and Rule 314.00 of the NYSE Listed Company Manual, and has approved any such transaction consistent with the applicable standards. (c) Neither the execution and delivery of this Agreement or the other Transaction Documents by the Company, nor the consummation by the Company of the Transactions, nor performance or compliance by the Company with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of the Company Charter Documents, (ii) conflict with or violate any provision of similar organizational documents of any of the Company’s Subsidiaries or (iii) assuming that any authorizations, consents and approvals referred to in Section 3.04 are obtained prior to the Closing Date and any filings required under any applicable Laws to enter into this Agreement or perform any Transaction hereunder referred to in Section 3.04 are made (if required to be made under any Laws prior to the Closing Date) and any applicable waiting periods thereunder have terminated or expired prior to the Closing Date, (x) violate any Law or Judgment

14 applicable to the Company or (y) violate or constitute a default (or constitute an event which, with notice or lapse of time or both, would violate or constitute a default) or accelerate the performance required by the Company under any of the terms or provisions of any loan or credit agreement, indenture, debenture, note, bond, mortgage, deed of trust, lease, sublease, license, contract or other agreement (each, a “Contract”) to which the Company or any of its Subsidiaries is a party or accelerate the Company’s or, if applicable, any of its Subsidiaries’ obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries. Section 3.04 Governmental Approvals. Except for (a) the filing of the Certificate of Designation with the Delaware Secretary of State, (b) any filings with the SEC under the Securities Act and Exchange Act, (c) compliance with any applicable state securities or blue sky Laws and (d) with respect to the rules of NYSE, with respect to the conversion of the Convertible Preferred Stock in excess of the Conversion Share Cap, the receipt of the affirmative vote (in person or by proxy) of the holders of a majority of the securities entitled to vote thereon, no consent or approval of or filing, license, Permit or authorization, declaration or registration with, or notice to any Governmental Authority or any stock market or stock exchange is necessary for the execution and delivery of this Agreement and the other Transaction Documents by the Company, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the Transactions. Section 3.05 Company SEC Documents; Undisclosed Liabilities. (a) Except, for the avoidance of doubt, as otherwise disclosed in its Filed SEC Documents, the Company has filed with the SEC, on a timely basis, all required reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the Exchange Act since September 2, 2021 (collectively, the “Company SEC Documents”). As of their respective SEC filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act of 2002 (and the regulations promulgated thereunder), as the case may be, applicable to such Company SEC Documents, and none of the Company SEC Documents as of such respective dates (or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the disclosures that are amended) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except, for the avoidance of doubt, as otherwise disclosed in its Filed SEC Documents, as of the date hereof, (i) none of the Company’s Subsidiaries is required to file any documents with the SEC, (ii) there are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Company SEC Documents and (iii) to the Company’s Knowledge, none of the Company SEC Documents is the subject of ongoing SEC review, outstanding SEC comment or outstanding SEC investigation. Each of the certifications and statements relating to the Company SEC Documents required by: (A) Rule 13a-14 or Rule 15d-14 under the Exchange Act: (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act); or (C) any other rule or regulation promulgated by the SEC or applicable to the Company

15 SEC Documents is accurate and complete, and complies as to form and content in all material respects with all applicable Laws. (b) The consolidated financial statements of the Company (including all related notes or schedules) included or incorporated by reference in the Company SEC Documents (i) complied as to form, as of their respective dates of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X), and (iii) fairly present in all material respects as of the dates thereof the consolidated financial position of the Company and its Subsidiaries and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments that would not be material). (c) Neither the Company nor any of its Subsidiaries has any material liabilities of any nature (whether accrued, absolute, contingent or otherwise), except liabilities (i) reflected or to the extent reserved against in the balance sheet (or the notes thereto) of the Company and its Subsidiaries as of June 30, 2022 (the “Balance Sheet Date”) included in the Filed SEC Documents, (ii) incurred after the Balance Sheet Date in the ordinary course of business (other than any such liabilities related to any breach of Contract, violation of Law or tort) or (iii) that have been discharged or paid prior to the date of this Agreement. (d) Except, for the avoidance of doubt, as disclosed in the Filed SEC Documents, the Company has established and maintains, and at all times since September 2, 2021 has maintained, disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls over and procedures relating to financial reporting which would reasonably be expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated. The Company is, and has been at all times since September 2, 2021, in compliance in all material respects with the applicable listing requirements and corporate governance rules and regulations of the NYSE. Section 3.06 Absence of Certain Changes. Since December 31, 2021, (i) the business of the Company and its Subsidiaries has been operated and conducted, in the ordinary course of business consistent with past practice; (ii) the Company and its Subsidiaries have not suffered any material casualty, loss, theft, destruction or damage to its assets or properties, whether or not covered by insurance; and (iii) there has not been any Material Adverse Effect.

16 Section 3.07 Legal Proceedings. There is no (a) pending or, to the Knowledge of the Company, threatened material legal or administrative proceeding, suit, audit, charge, claim, investigation, arbitration or action (an “Action”) against the Company or any of its Subsidiaries or (b) outstanding order, judgment, injunction, ruling, writ or decree of any Governmental Authority (“Judgments”) imposed upon the Company or any of its Subsidiaries, in each case, by or before any Governmental Authority. Section 3.08 Compliance with Laws; Permits. (a) The Company and each of its Subsidiaries are, and for the past three (3) years, have been in compliance in all material respects with all state or federal laws, common law, statutes, ordinances, codes, rules or regulations, orders, executive orders, judgments, injunctions, governmental guidelines or interpretations that have the force of law, Permits, decrees, or other similar requirements enacted, adopted, promulgated, or applied by any Governmental Authority (“Laws”) or Judgments, in each case, that are applicable to the Company or any of its Subsidiaries. The Company and each of its Subsidiaries hold all material licenses, franchises, permits, certificates, approvals and authorizations from Governmental Authorities (“Permits”) necessary for the lawful conduct of their respective businesses. (b) The Company, each of its Subsidiaries, and each of their respective officers, directors and employees and, to the Knowledge of the Company, agents or other third party representatives acting on behalf of any of them is, and for the past three (3) years have been, in compliance in all material respects with (i) the Foreign Corrupt Practices Act of 1977 and any rules and regulations promulgated thereunder, and any other Laws applicable to the Company and its Subsidiaries, in each country in which they operate, that address the prevention of corruption (the “Anti-Corruption Laws”), and have maintained accurate books and records and adopted and adhered to a system of policies, procedures, and internal controls as required by applicable Anti-Corruption Laws, (ii) all sanctions regulations, orders or other financial restrictions administered by the United States (including without limitation the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”)) and similar sanctions, Laws and regulations applicable to the Company or its Subsidiaries from time to time (collectively, “Sanctions”) and has not to the Company’s Knowledge transacted any business with or for the benefit of any Person designated on OFAC’s list of Specially Designated Nationals and Blocked Persons that was not in compliance with such Sanctions, and (iii) all Laws applicable to the Company and its Subsidiaries relating to export, re-export, transfer, and import controls, including the Export Administration Regulations, the International Traffic in Arms Regulations, and the customs and import Laws administered by U.S. Customs and Border Protection. (c) For the past three (3) years, to the Knowledge of the Company, none of the Company or any Subsidiary or any of their respective directors, officers, employees or any Person acting on behalf of the Company or any Subsidiary have been the subject of any allegation, complaint, voluntary disclosure, investigation, inquiry, prosecution or other enforcement action related to any Anti-Corruption Laws, Sanctions, or applicable Laws related to export, re-export, transfer or import controls.

17 Section 3.09 Contracts. Each Material Contract is valid, binding and enforceable on the Company and any of its Subsidiaries to the extent such Person is a party thereto, as applicable, and to the Knowledge of the Company, each other party thereto, and is in full force and effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, is in compliance in all material respects with all Material Contracts and has performed all obligations required to be performed by it. Section 3.10 Tax Matters. (a) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) the Company and its Subsidiaries have prepared (or caused to be prepared) and timely filed (taking into account any applicable extensions of time within which to file) all Tax Returns required to be filed by any of them, (b) all Taxes owed by the Company or its Subsidiaries that are due (whether or not shown on any Tax Return) have been timely paid except for Taxes that are being contested in good faith by appropriate proceedings and that have been adequately reserved against on the Company’s consolidated financial statements in accordance with GAAP, (c) no proceeding, examination or audit of any Tax Return of the Company or its Subsidiaries or with respect to any Taxes paid by, due from or with respect to the Company or its Subsidiaries by any Taxing Authority is currently in progress or threatened in writing (or, to the Knowledge of the Company, otherwise), (d) none of the Company or any of its subsidiaries have engaged in, or have any liability or obligation with respect to, any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4, and (e) none of the Company or any of its Subsidiaries have distributed stock of another Person, or have had its stock distributed by another Person, in a transaction that was or was purported or intended to be governed in whole or in part by Section 355 of 361 of the Code. Notwithstanding anything to the contrary in this Agreement, the representations and warranties set forth in this Section 3.07 and the representations and warranties contained in Section 3.09 to the extent specifically addressing Taxes shall be the only representations or warranties of the Company and its Subsidiaries in this Agreement with respect to Tax matters. Nothing in this Section 3.07 or otherwise in this Agreement shall be construed as a representation or warranty with respect to (i) the amount or availability of any Tax asset or attribute of the Company or any of its Subsidiaries in any taxable period or (ii) any Tax position that the Investor or the Company and its Subsidiaries may take in respect of any taxable period (or portion thereof) beginning after the Closing. Section 3.11 No Rights Agreement; Anti-Takeover Provisions. The Company is not party to a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan. No other “business combination,” “control share acquisition,” “fair price,” “moratorium” or other anti-takeover Laws apply or will apply to the Company as a result of this Agreement or the Transactions. Section 3.12 Brokers and Other Advisors. Except for Jefferies LLC, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. Section 3.13 Employee Benefit Plans. (i) Each Company Plan has been established, operated, maintained and administered in accordance with its terms and in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable Laws;

18 (ii) no Company Plan subject to the Laws outside of the United States which covers individual service providers located outside of the United States has any material unfunded or underfunded liabilities or obligations; and (iii) all contributions required to be made to any benefit or compensation plan or arrangement sponsored or maintained by a Governmental Authority have been timely made or, if not yet due, properly accrued in accordance with local accounting principles. No Company Plan is, and none of the Company or any of its Subsidiaries sponsors, maintains, contributes to (is required to contribute to), or has any material current or contingent liability or obligation (including on account of being considered a single employer under Section 414 of the Code with any other Person) with respect to or under: (x) a U.S. “defined benefit plan” as defined in Section 3(35) of ERISA or a plan in the United States that is or was subject to Title IV of ERISA or Section 412 of the Code; or (y) a “multiemployer plan” as defined in Section 3(37) of ERISA. Section 3.14 Labor Matters. Except as required by Law, (a) neither the Company nor any of its Subsidiaries is party to or bound by any collective bargaining agreement or Contract with any labor organization, labor union, or works council, nor to the Company’s Knowledge, is any union organizational activities threatened; (b) there are no active, nor, to the Knowledge of the Company, threatened, material labor strikes, slowdowns, work stoppages, pickets, walkouts, lockouts or other material labor disputes with respect to the employees of the Company or any of its Subsidiaries; and (c) to the Knowledge of the Company, no material employee layoff, facility closure, or material reduction in force is currently planned or announced and pending completion. Section 3.15 Sale of Securities. Based in part on the representations and warranties set forth in Section 4.06, the sale and/or issuance of the Convertible Preferred Stock pursuant to this Agreement is exempt from the registration and prospectus delivery requirements of the Securities Act. Without limiting the foregoing, neither the Company nor, to the Knowledge of the Company, any other Person authorized by the Company to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Convertible Preferred Stock, and neither the Company nor, to the Knowledge of the Company, any Person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of Convertible Preferred Stock under this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act to be available. Section 3.16 Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE, and the Company has taken no action designed to, or which to the Knowledge of the Company is reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE, nor has the Company received as of the date of this Agreement any notification that the SEC or the NYSE is contemplating terminating such registration or listing. Section 3.17 Vote Required. No vote or approval of the holders of any class or series of capital stock of the Company or any of its Subsidiaries is required under the rules and

19 regulations of the SEC, the DGCL, NYSE or the Company Charter Documents to approve the Transactions and the consummation thereof. Section 3.18 Indebtedness. (a) As of the date of this Agreement, the Company is not party to any Contract, and is not subject to any provision in the Company Charter Documents or other governing documents or resolutions of the Board that, in each case, by its terms restricts, limits, prohibits or prevents the Company from paying dividends in form and the amounts contemplated by the Certificate of Designation. (b) The Company and its Subsidiaries and, to the Knowledge of the Company, each of the other parties thereto, are not in material breach of, default or violation under, the Credit Agreement and no event has occurred that with notice or lapse of time, or both, would constitute such a material breach, default or violation. Section 3.19 Real Property. (a) the Company or one of its Subsidiaries has good and valid title to the material real estate owned by the Company or any of its Subsidiaries (the “Owned Real Property” and, collectively with the Leased Real Property, the “Real Property”), free and clear of all Liens other than Permitted Liens, (b) the Company or one of its Subsidiaries has a good and valid leasehold interest in each material Company Lease, free and clear of all Liens other than Permitted Liens and (c) to the Knowledge of the Company, none of the Company or any of its Subsidiaries has received written notice of any material default under any agreement evidencing any Lien (other than any Permitted Lien) or other agreement affecting the Owned Real Property or any material Company Lease, which default continues on the date hereof. Section 3.20 Environmental Matters. (a) The Company and its Subsidiaries are, and at all times for the past three (3) years have been, in compliance in all material respects with all Environmental Laws, which compliance includes and has included obtaining, maintaining, and complying with all Company Permits required pursuant to, or issued under, Environmental Laws; (b) For the past three (3) years there have not been, and there are not, any Actions pending, threatened in writing or, to the Knowledge of the Company, orally threatened against the Company or any of its Subsidiaries pursuant to Environmental Laws, and none of the Company or any of its Subsidiaries has received any written notice, report, claim, order, directive, or other information, in each case, alleging any material violation of, or liability under, Environmental Laws; (c) None of the Company or any of its Subsidiaries (nor any other Person, to the extent giving rise to liability to the Company or any of its Subsidiaries) has treated, stored, disposed of, permitted, or arranged for the disposal of, transported, distributed, manufactured, designed, produced, sold, repaired, installed, marketed, handled, released, or exposed any Person to, or owned or operated any property or facility contaminated by, any Hazardous Substance or products containing Hazardous Substances, in each case, in material violation of, or so as to give rise to any material liabilities under, any Environmental Law; and

20 (d) None of the Company or any of its Subsidiaries has assumed, provided an indemnity with respect to, or otherwise become subject to any liability under Environmental Laws of any other Person that could reasonably be expected to result in a payment by the Company in excess of $100,000. Section 3.21 Intellectual Property. Except as previously disclosed to the Investor (including, for the avoidance of doubt, in the Filed SEC Documents): (i) the Company or one of its Subsidiaries, as applicable, exclusively owns, possesses, or has a valid and enforceable license or right to use or otherwise exploit, all Intellectual Property that is used in and material to the operation of the business of the Company and its Subsidiaries as conducted as of the Closing Date, as applicable, and such exclusively owned Intellectual Property is, to the Knowledge of the Company, valid, subsisting and enforceable in all material respects; (ii) the Company has not received notice in writing which asserts that the conduct of the business of the Company and its Subsidiaries are infringing, misappropriating, or violating the Intellectual Property of any other Person in any material respect; (iii) the Company has taken commercially reasonable efforts to ensure that there are no material unauthorized intrusions, breaches (including security breaches such as phishing incidents, ransomware, malware attacks), failures, breakdowns, or other adverse events material computer Software, websites and systems owned or controlled by the Company or its Subsidiaries (“Systems”); and (iv) the Company and its Subsidiaries have taken commercially reasonable steps to maintain the confidentiality of the material trade secrets owned by the Company or its Subsidiaries and the security of the Systems. Section 3.22 Affiliate Transactions. As of the date of this Agreement, none of the officers or directors or other Affiliates of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than as holders of options, and/or other grants or awards under the Company Stock Plan, and for services as employees, officers and directors) that is material to the Company and its Subsidiaries, taken as a whole or where the amount involved exceeds $120,000, other than (a) as disclosed in the Filed SEC Documents and (b) the entry into this Agreement and any transactions contemplated hereby. ARTICLE IV Representations and Warranties of the Investor The Investor represents and warrants to the Company, as of the Closing Date: Section 4.01 Organization; Standing. The Investor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation and has all requisite limited partnership power and authority to carry on its business as presently conducted. Section 4.02 Authority; Noncontravention. (a) The Investor has all necessary limited partnership power and limited partnership authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance by the Investor of this Agreement and the other Transaction Documents and the consummation by the Investor of the Transactions have been duly authorized and approved by all

21 necessary action on the part of the Investor, and no further action, approval or authorization by any of its partners, is necessary to authorize the execution, delivery and performance by the Investor of this Agreement and the other Transaction Documents and the consummation by the Investor of the Transactions. This Agreement has been duly executed and delivered by the Investor and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception. (b) Neither the execution and delivery of this Agreement or the other Transaction Documents by the Investor, nor the consummation of the Transactions by the Investor, nor performance or compliance by the Investor with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of the organizational documents of the Investor (including any applicable certificate of limited partnership), or (ii) assuming that the authorizations, consents and approvals referred to in Section 4.03 are obtained prior to the Closing Date and the filings referred to in Section 4.03 are made and any waiting periods with respect to such filings have terminated or expired prior to the Closing Date (x) violate any Law or Judgment applicable to the Investor or (y) violate or constitute a default (or constitute an event which, with notice or lapse of time or both, would violate or constitute a default) under any of the terms, conditions or provisions of any Contract to which the Investor is a party or accelerate the Investor’s obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect. Section 4.03 Governmental Approvals. Except for the filing by the Company of the Certificate of Designation with the Delaware Secretary of State, no consent or approval of, or filing, license, Permit or authorization, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement and the other Transaction Documents by the Investor, the performance by the Investor of its obligations hereunder and thereunder and the consummation by the Investor of the Transactions, other than such other consents, approvals, filings, licenses, Permits, authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect. Section 4.04 Ownership of Company Stock. None of the Investor nor any of its controlled Affiliates owns any capital stock or other equity or equity-linked securities of the Company. Section 4.05 Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Investor, except for Persons, if any, whose fees and expenses will be paid by the Investor. Section 4.06 Purchase for Investment. The Investor acknowledges that the Convertible Preferred Stock and the Common Stock issuable upon the conversion of the Convertible Preferred Stock have not been registered under the Securities Act or under any state or other applicable

22 securities Laws. The Investor (a) acknowledges that it is acquiring the Convertible Preferred Stock and the Common Stock issuable upon the conversion of the Convertible Preferred Stock pursuant to an exemption from registration under the Securities Act solely for investment with no intention to distribute any of the foregoing to any Person, (b) will not sell, Transfer, or otherwise dispose of any of the Convertible Preferred Stock or the Common Stock issuable upon the conversion of the Convertible Preferred Stock, except in compliance with this Agreement and the registration requirements or exemption provisions of the Securities Act and any other applicable securities Laws, (c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Convertible Preferred Stock and the Common Stock issuable upon the conversion of the Convertible Preferred Stock and of making an informed investment decision, (d) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act) and (e) (1) has reviewed the information that it considers necessary or appropriate to make an informed investment decision with respect to the Convertible Preferred Stock and the Common Stock issuable upon conversion of the Convertible Preferred Stock, (2) has had an opportunity to discuss with the Company and its Representatives the intended business and financial affairs of the Company and to obtain information necessary to verify the information furnished to it or to which it had access and (3) can bear the economic risk of (i) an investment in the Convertible Preferred Stock and the Common Stock issuable upon the conversion of the Convertible Preferred Stock indefinitely and (ii) a total loss in respect of such investment. The Investor has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of, and form an investment decision with respect to its investment in, the Convertible Preferred Stock and the Common Stock issuable upon the conversion of the Convertible Preferred Stock. Section 4.07 Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company by the Investor and its respective Representatives, the Investor and its respective Representatives have received and may continue to receive from the Company and its Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, in each case containing forward-looking information, regarding the Company and its Subsidiaries and their respective businesses and operations. The Investor hereby acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans to the extent each of them contain forward-looking information, with which the Investor is familiar, that the Investor is making its own evaluation of the adequacy and accuracy of such forward-looking information so furnished to the Investor (including the reasonableness of the assumptions underlying such forward-looking information), and that, except for the representations and warranties made by the Company in Article III, the Transaction Documents and in any certificate or other document delivered in connection with this Agreement or the Transaction Documents, and other than for Fraud, the Investor will have no claim against the Company or any of its Subsidiaries, or any of their respective Representatives, with respect thereto. ARTICLE V Additional Agreements Section 5.01 Anti-Takeover Laws. The Company and the Company Board (and any committee empowered to take such action, if applicable) will (a) take all actions within their power

23 to ensure that no “anti-takeover” statute or similar statute or regulation is or becomes applicable to the Transactions; and (b) if any “anti-takeover” statute or similar statute or regulation becomes applicable to the Transactions, take all action within their power to ensure that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions. Section 5.02 Public Disclosure. The Investor and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transaction Documents or the Transactions, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, Judgment, court process or the rules and regulations of any national securities exchange or national securities quotation system. The Investor and the Company agree that the initial press release to be issued with respect to the Transactions following execution of this Agreement shall be in a form agreed to by the parties (the “Announcement”). Notwithstanding the forgoing, this Section 5.02 shall not apply to any press release or other public statement made by the Company or the Investor (a) which is consistent with the Announcement and does not contain any information relating to the Transactions that has not been previously announced or made public in accordance with the terms of this Agreement, (b) is made in the ordinary course of business and does not relate specifically to the signing of the Transaction Documents or the Transactions. In addition, the Investor and its Affiliates may communicate with their respective investors and potential investors in connection with marketing, informational or reporting activities; provided that the recipient of such information is subject to a customary obligation to keep such information confidential. Section 5.03 Confidentiality. From and after the Closing until the later of (a) the date which is twelve (12) months after the date on which the Investor Parties no longer hold any Convertible Preferred Stock or Common Stock received upon the conversion of Convertible Preferred Stock and (b) two (2) years following the Closing Date, the Investor will, and will direct its Affiliates and its and their respective Representatives to, keep confidential any information (including oral, written and electronic information) concerning the Company, its Subsidiaries or its Affiliates that may be furnished pursuant to this Agreement, or furnished prior to the date hereof in contemplation of the Transactions, to the Investor, its Affiliates or their respective Representatives by or on behalf of the Company or any of its Representatives (collectively referred to as the “Confidential Information”), provided that the Confidential Information shall not include information that (i) was or becomes generally available to the public other than as a result of a disclosure by the Investor, any of its Affiliates or any of their respective Representatives in violation of this Section 5.03, (ii) was or becomes available to the Investor, any of its Affiliates or any of their respective Representatives from a source other than the Company or its Representatives, provided that such source is not known to the Investor to be disclosing such information in violation of an obligation of confidentiality (whether by agreement or otherwise) to the Company, (iii) at the time of disclosure is already in the possession of the Investor, any of its Affiliates or any of their respective Representatives on a non-confidential basis, or (iv) was independently developed by the Investor, any of its Affiliates or any of their respective Representatives without reference to, incorporation of, or other use of any Confidential Information. The Confidential Information may be disclosed to the extent required (A) to the Investor’s Affiliates and their direct and indirect equityholders, limited partners or members and its and their respective Representatives (including any listed entity that is an investor in an Affiliate

24 of the Investor) on a need-to-know basis (including in connection with fundraising, marketing, and reporting activities) (provided that the Investor’s Affiliates and the respective Representatives are subject to customary confidentiality obligations and the Investor will remain liable for any damages arising out of a failure by the Investor’s Affiliates and the respective Representatives to keep such Confidential Information confidential in accordance with the provisions hereof unless such Affiliate or Representative has entered into a confidentiality agreement enforceable by the Company), and (B) in the event that the Investor, any of its Affiliates or any of its or their respective Representatives are requested or required by applicable Law, regulation, Judgment, stock exchange rule or other applicable judicial or governmental process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, in each of which instances the Investor, its Affiliates and its and their respective Representatives, as the case may be, shall, to the extent legally permitted, provide notice to the Company sufficiently in advance of any such disclosure so that the Company will have a reasonable opportunity to timely seek to limit, condition or quash such disclosure. Within twelve (12) months following the Closing (or, if earlier, the termination of the Standstill Period), all material non-public information disclosed to Investor by the Company, any of its Affiliates or any of its or their respective Representatives will be disclosed in a manner that is compliant in all respects with Regulation FD promulgated under the Exchange Act. Section 5.04 NYSE Listing of Shares. To the extent the Company has not done so prior to the date of this Agreement, the Company shall (i) file a Subsequent Listing Application to list the maximum aggregate number of shares of Common Stock initially issuable upon the conversion of the Convertible Preferred Stock issued pursuant to the Certificate of Designation (the “Maximum Number of Shares”) with the NYSE no later than the Business Day following the execution of this Agreement and (ii) shall use it reasonable best efforts to cause such Maximum Number of Shares to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Closing. Section 5.05 Standstill. The Investor agrees that during the Standstill Period, without the prior written approval of the Board, the Investor will not, directly or indirectly, and will cause its controlled Affiliates not to: (a) acquire, offer or seek to acquire, agree to acquire or make a public proposal to acquire, by purchase or otherwise, any equity securities of the Company, any securities convertible into or exchangeable for any such equity securities, or any options or other derivative securities or contracts or instruments in any way related to the price of shares of Common Stock or any assets or property of the Company or any Subsidiary of the Company (but in any case excluding (i) any issuance by the Company of shares of Common Stock or options, warrants or other rights to acquire Common Stock (or the exercise thereof) to any Investor Director as compensation for their membership on the Board, (ii) the acquisition of the Convertible Preferred Stock or the acquisition of the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock) and (iii) the acquisition of securities in accordance with Section 5.10); (b) make or in any way participate in any “solicitation” of “proxies” (whether or not relating to the election or removal of directors), as such terms are used in the rules of the SEC, to vote, or knowingly seek to advise or influence any Person with respect to

25 voting of, any voting securities of the Company or call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal or action by the Company’s stockholders, or seek election to or to place a Representative on the Board or seek the removal of any director from the Board; (c) make any public announcement with respect to, or propose any merger or business combination, tender or exchange offer, recapitalization, reorganization or purchase of a material portion of the assets, properties or securities of the Company or any Subsidiary, or any other extraordinary transaction involving the Company or any Subsidiary; provided, however, that this clause (c) shall not preclude the tender by the Investor or its Affiliates of any securities into any tender or exchange offer or the vote by the Investor or its Affiliates of any voting securities with respect to any Change of Control in accordance with the recommendation of the Board; (d) otherwise act, alone or in concert with others, to seek to control or influence the management, Board or policies of the Company or any Subsidiary; (e) make any public proposal or statement of inquiry or publicly disclose any intention, plan or arrangement with respect to any of the foregoing; (f) advise, assist, knowingly encourage or direct any Person to do, or to advise, assist, encourage or direct any other Person to do, any of the foregoing; (g) take any action that would, in effect, require the Company to make a public announcement with respect to any of the foregoing; (h) enter into any discussions, negotiations, arrangements or understandings with any Third Party (including, without limitation, security holders of the Company, but excluding, for the avoidance of doubt, any Investor Parties) with respect to any of the foregoing, including, without limitation, forming, joining or in any way participating in a “group” (as defined in Section 13(d)(3) of the Exchange Act) with any Third Party with respect to any of the foregoing; (i) request the Company or any of its Representatives, directly or indirectly, to amend or waive any provision of this Section 5.04, provided that this clause shall not prohibit the Investor Parties from making a confidential request to the Company seeking an amendment or waiver of the provisions of this Section 5.04, which the Company may accept or reject in its sole discretion, so long as any such request is made in a manner that does not require public disclosure thereof by the Company; or (j) contest the validity of this Section 5.04 or make, initiate, take or participate in any demand, Action (legal or otherwise) or proposal to amend, waive or terminate any provision of this Section 5.04; provided that the Company has complied with its obligations under the Transaction Documents; provided, however, that nothing in this Section 5.04 will limit (1) the Investor Parties’ ability to vote, Transfer (subject to Section 5.06), convert (subject to the Beneficial Ownership Limitation and the Conversion Share Cap) or otherwise exercise rights under its Common Stock or

26 Convertible Preferred Stock that were not acquired in contravention of this Section 5.04 or (2) the ability of any Investor Director to vote or otherwise exercise its fiduciary duties or otherwise act in its capacity as a member of the Board. Notwithstanding anything to the contrary in this Section 5.04, the Investor and its Affiliates may at any time communicate privately with the Company’s directors, officers or advisors or submit to the Board one or more confidential proposals or offers for a transaction (including a transaction that, if consummated, would result in a Fundamental Change), so long as, in each case, such communications and submissions are not intended to, and would not reasonably be expected to, require any public disclosure by the Company of such communications or submissions, as applicable. Section 5.06 Transfer Restrictions. (a) Except as otherwise permitted in this Agreement, until the date which is twelve (12) months after the Closing Date, the Investor Parties will not (i) Transfer any Convertible Preferred Stock or Common Stock issued upon conversion of any Convertible Preferred Stock or (ii) make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale the purpose of which is to offset the loss which results from a decline in the market price of, any shares of Convertible Preferred Stock or Common Stock, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, with respect to the any of the Convertible Preferred Stock or Common Stock or any other capital stock of the Company. (b) Notwithstanding clause (a) above and clause (c) below, the Investor Parties shall be permitted to Transfer any portion or all of their Convertible Preferred Stock or Common Stock issued upon conversion of the Convertible Preferred Stock at any time under any of the following circumstances: (i) Transfers to any Permitted Transferees of the Investor, but only if the transferee (to the extent such Permitted Transferee is directly acquiring Convertible Preferred Stock or such Common Stock) agrees in writing prior to such Transfer for the benefit of the Company (in form and substance reasonably satisfactory to the Company and with a copy thereof to be furnished to the Company) to be bound by the terms of this Agreement and if the transferee and the transferor agree for the benefit of the Company that the transferee shall Transfer the Convertible Preferred Stock or Common Stock so Transferred back to the transferor at or before such time as the transferee ceases to be a Permitted Transferee of the transferor; (ii) Transfers to Bain Capital Credit, LP any other institutional investor reasonably acceptable to the Company; (iii) Transfers to the Company or its Subsidiaries; (iv) Transfers pursuant to a merger, tender offer or exchange offer, consolidation, recapitalization or other business combination, acquisition of assets

27 or similar transaction or any Fundamental Change transaction involving the Company or any Subsidiary; (v) Transfers following the commencement of any voluntary or involuntary bankruptcy proceeding involving the Company; (vi) Sales in any securities market on which the Common Stock is then listed or admitted for trading provided the purchase is not known to the Investor to be a Restricted Transferee (as defined below) at the time the trade is executed; (vii) Transfers that have been approved, endorsed or recommended by the Board or any committee thereof or as to which the Board or such committee has not made a recommendation within 10 days after its public disclosure; or (viii) Sales pursuant to an underwritten public offering. (c) The Investor Parties will not, directly or indirectly (without the prior written consent of the Board) knowingly Transfer any Convertible Preferred Stock or Common Stock issued upon conversion of any Convertible Preferred Stock to any Person at any time, who is known to be a Specified Competitor or Activist Investor (each, a “Restricted Transferee”). For the avoidance of doubt, clause (c) shall not prohibit sales structured as regular sales over the NYSE or block sales to broker-dealers. (d) Any attempted Transfer in violation of this Section 5.06 shall be null and void ab initio. Section 5.07 Legend. (a) All certificates or other instruments representing the Convertible Preferred Stock or Common Stock issued upon conversion of the Convertible Preferred Stock (if any) will bear a legend substantially to the following effect: THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS, OR EXCEPT, WITH RESPECT TO ANY COMMON STOCK, WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN INVESTMENT AGREEMENT, DATED AS OF OCTOBER 28, 2022, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

28 (b) Upon request by an Investor Party and upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act and applicable state securities Laws, the Company shall cause the first paragraph of the legend to be removed from any certificate for any Convertible Preferred Stock or Common Stock to be Transferred in accordance with the terms of this Agreement and the second paragraph of the legend shall be removed upon the expiration of such transfer and other restrictions set forth in this Agreement (and, for the avoidance of doubt, immediately prior to any termination of this Agreement). Section 5.08 Tax Matters. (a) The Investor (and any Person that acquires any Convertible Preferred Stock pursuant to Section 5.06) shall deliver to the Company (or its paying agent or any other applicable withholding agent) one copy of the following forms (i) upon the Closing or upon the completion of a Transfer permitted pursuant to Section 5.04, (ii) promptly upon the reasonable request of the Company and (iii) promptly upon any such previously delivered form becoming incorrect or obsolete: (i) a duly executed, valid and properly completed IRS Form W-9 (or successor form) evidencing its status as a “United States person” as defined in Section 7701(a)(30) of the Code and certifying that it is exempt from or not subject to backup withholding; (ii) a duly executed, valid and properly completed IRS Form W-8IMY establishing that it is a “withholding foreign partnership” within the meaning of Treasury Regulations Section 1.1441-5(c)(2) that has assumed primary responsibility for withholding under chapters 3 and 4 of the Code, information reporting under chapter 61 of the Code, backup withholding under Section 3406 of the Code and withholding under any other provision of the Code; or (iii) a duly executed, valid and properly completed IRS Form W-8EXP establishing the Investor (or Person that acquires any Convertible Preferred Stock pursuant to Section 5.06, as applicable) is a foreign government or other foreign organization entitled to a complete exemption from U.S. federal withholding taxes on dividends. (b) The Company (and its paying agent or other applicable withholding agent) may deduct and withhold, or cause to be deducted and withheld, any amounts required to be deducted and withheld under applicable Law with respect to the Convertible Preferred Stock or Common Stock or other securities issued upon conversion of the Convertible Preferred Stock (and may set off any such amounts required to be deducted and withheld against any dividends, distributions or other payments in respect of such securities). The Company shall promptly notify the Investor if it determines that it has such requirement to deduct or withhold and give the Investor a reasonable opportunity to provide any form or certificate to reduce or eliminate such withholding. To the extent that any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes

29 as having been paid to the Investor in respect of which such deduction or withholding was made. (c) The Company shall pay any and all documentary, stamp, issue, transfer and similar Taxes due on (x) the issuance of the Convertible Preferred Stock and (y) the issuance of shares of Common Stock upon conversion of the Convertible Preferred Stock. However, in the case of conversion of Convertible Preferred Stock, the Company shall not be required to pay any Tax that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or Convertible Preferred Stock to a beneficial owner other than the beneficial owner of the Convertible Preferred Stock immediately prior to such conversion, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such Tax, or has established to the satisfaction of the Company that such Tax has been paid. (d) The Company and the Investor agree to not treat the Convertible Preferred Stock Class as “preferred stock” within the meaning of Treasury Regulations Section 1.305-5(a) for U.S. federal income Tax purposes, unless required by a final determination (within the meaning of Section 1313(a) of the Code). (e) The Company shall (i) provide to the Investor, within 10 Business Days of the Investor’s written request, (x) a certification that the Convertible Preferred Stock does not constitute a “United States real property interest,” in accordance with Treasury Regulations Section 1.897-2(h)(1), or (y) written notice of its legal inability to provide such a certification and (ii) in connection with the provision of any certification pursuant to the preceding clause (i)(x), comply with the notice provisions set forth in Treasury Regulations Section 1.897-2(h). Section 5.09 Use of Proceeds. The Company shall use the proceeds from the issuance and sale of the Convertible Preferred Stock (a) to finance the Acquisition and/or (b) for general corporate purposes, including, but not limited to, financing future acquisitions, working capital and capital expenditures, and to pay the fees and expenses associated with the Acquisition, this Agreement and in each case, the transactions contemplated thereby. Section 5.10 Preemptive Rights. (a) For the purposes of this Section 5.10, “Excluded Stock” means (a) shares of equity securities issued by the Company as a stock dividend payable in shares of equity securities, or upon any subdivision or split-up of the outstanding shares of capital stock; (b) the issuance of shares of equity securities (including upon the exercise of options) to purchase Common Stock to employees, officers, directors or consultants of the Corporation pursuant to any plan duly adopted for such purpose by a majority of the Board or a majority of the members of a committee of the Board established for such purpose, (c) securities issued upon the exercise or exchange of securities outstanding on the Initial Issue Date (as defined in the Certificate of Designation), provided that such securities have not been amended since the Initial Issue Date (as defined in the Certificate of Designation) to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, or otherwise to change the terms of conversion, (d) securities,

30 including options or warrants to purchase Common Stock, issued pursuant to acquisitions or strategic transactions approved by a majority of the Board and not for the primary purpose of raising capital, (e) securities, including options or warrants to purchase Common Stock, issued pursuant to a joint venture, license or other strategic partnership or agreement where the Company’s securities comprise, in whole or in part, the consideration paid by the Company in such transaction, so long as such issuances are not for the primary purpose of raising capital, (f) shares of equity securities issued as consideration in connection with a “business combination” (as defined by the rules and regulations promulgated by the SEC) or as consideration in connection with bona fide acquisitions of securities or all or any material portion of the assets of another unaffiliated Person, business unit, division or business, (g) shares of a Subsidiary of the Company issued to the Company or a wholly-owned Subsidiary of the Company, (h) securities pursuant to any bona fide equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by a majority of the Board and shares of equity securities issued to a third-party lender as additional yield or return (in the form of a customary “equity kicker”), (i) shares of equity securities issued to the public as part of an at-the-market (ATM) offering program; (j) securities issued for hedging transactions in connection with convertible or exchangeable bond transactions; (k) shares of Common Stock issued or issuable in connection with any settlement approved by the Board; (l) shares of Common Stock issued or issuable in connection with sponsored research, collaboration, technology license, development, marketing or other similar arrangements or strategic partnerships unanimously approved by the Board; (m) shares of Common Stock issued to suppliers of goods or services in connection with the provision of goods or services pursuant to transactions unanimously approved by the Board; and (n) the Convertible Preferred Stock and in each case, any shares of Common Stock issued or issuable upon the conversion thereof. (b) For so long as the 25% Beneficial Ownership Requirement continues to be satisfied, if the Company proposes to issue equity of any kind (the term “equity securities” shall include for these purposes Common Stock and any warrants, options or other rights to acquire, or any securities that are exercisable for, exchangeable for or convertible into, Common Stock or any other class of capital stock of the Company), other than Excluded Stock, then, the Company shall: (i) give written notice to the Investor, no less than ten (10) Business Days prior to the closing of such issuance, setting forth in reasonable detail (A) the designation and all of the terms and provisions of the securities proposed to be issued (the “Proposed Securities”), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest rate and maturity; (B) the price and other terms of the proposed sale of such securities; (C) the amount of such securities proposed to be issued; and (D) such other information as the Investor may reasonably request in order to evaluate the proposed issuance (except that the Company shall not be required to deliver any information that has not been or will not be provided or otherwise made available to the proposed purchasers of the Proposed Securities); and

31 (ii) offer to issue and sell to the Investor Parties, on such terms as the Proposed Securities are issued and upon full payment by the Investor Parties, a portion of the Proposed Securities equal to a percentage determined by dividing (A) the number of shares of Common Stock the Investor Parties beneficially own (on an “as-converted basis”) by (B) the total number of shares of Common Stock then outstanding (on an “as-converted basis”); provided, however, that, the Company shall not be required to offer to issue or sell to the applicable Investor Parties the portion of the Proposed Securities that would require the Company to obtain stockholder approval in respect of the issuance of any Proposed Securities under the listing rules of NYSE or any other securities exchange or any other applicable Law (but shall use commercially reasonable efforts to structure the offer and sale of the Proposed Securities such that stockholder approval shall not be required (which may be satisfied if the Investor Parties are able to purchase the full number or amount of Proposed Securities to which they would otherwise be entitled to purchase absent any stockholder approval requirement, after giving effect to any offer and sale pursuant to Section 5.10(f))) (provided, further, however, that the Company shall still be obligated to provide written notice of such proposed issuance to the Investor pursuant to Section 5.10(b)(i), which notice shall include a description of the Proposed Securities (including the number thereof) that would require stockholder approval in respect of the issuance thereof). (c) The Investor will have the option, on behalf of the applicable Investor Parties, exercisable by written notice to the Company, to accept the Company’s offer and commit to purchase any or all of the securities offered to be sold by the Company to the Investor Parties, which notice must be given within ten (10) Business Days after receipt of such notice from the Company. The closing of the exercise of such subscription right shall take place simultaneously with the closing of the sale of the Proposed Securities giving rise to such subscription right; provided, however, that the closing of any purchase by any such Investor Party may be extended beyond the closing of the sale of the Proposed Securities giving rise to such preemptive right (but shall not delay such closing for any other purchaser) to the extent necessary to (i) obtain required approvals from any Governmental Authority or (ii) permit the Investor Parties to receive proceeds from calling capital pursuant to commitments made by its (or its Affiliated investment funds’) limited partners. (d) Upon the expiration of the offering period described above, the Company will be free to sell such Proposed Securities that the Investor Parties have not elected to purchase during the ninety (90) days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Investor Parties in the notice delivered in accordance with Section 5.10(b). Any Proposed Securities offered or sold by the Company after such ninety (90)-day period must be reoffered to the Investor Parties pursuant to this Section 5.10. (e) The election by any Investor Party not to exercise its subscription rights under this Section 5.10 in any one instance shall not affect their right as to any subsequent proposed issuance.

32 (f) Notwithstanding anything in this Section 5.10 to the contrary, the Company will not be deemed to have breached this Section 5.10 if not later than sixty (60) Business Days following the issuance of any Proposed Securities in contravention of this Section 5.10, the Company or the transferee of such Proposed Securities offers to sell a portion of such equity securities or additional equity securities of the type(s) in question to the Investor Parties so that, taking into account such previously-issued Proposed Securities and any such additional Proposed Securities, the Investor Parties will have had the right to purchase or subscribe for Proposed Securities in a manner consistent with the allocation and other terms and upon the same economic and other terms provided for in (b) and (c). (g) In the case of an issuance subject to this Section 5.10 for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value thereof. Section 5.11 Appointment Right. (a) From and after the seventh anniversary of the Closing Date, for so long as the 50% Beneficial Ownership Requirement continues to be satisfied, the Investor shall have the right to cause the Company to retain an investment banker to identify and advise the Company regarding opportunities for a Company Sale and participate on the Company’s behalf in negotiations for, and to assist the Company in conducting, such Company Sale (the “Appointment Right”), the consummation of which shall be subject to the Investor’s consent. To exercise their Appointment Right, the Investor shall give prompt written notice to the Company (the “Appointment Notice”) of their intention to cause, to the extent consistent with Section 5.11(b), a Company Sale, which Appointment Notice shall identify three investment banks chosen by the Investor to conduct such Company Sale. Within sixty (60) days of the Company’s receipt of the Appointment Notice, the Company shall retain one of the investment banks (the “Investment Bank”) identified by the Investor in the Appointment Notice to investigate the advisability of, solicit interest in and, to the extent consistent with Section 5.11(b), shall use reasonable best efforts to negotiate for an orderly Company Sale with the objective of achieving the highest practicable value for the Company’s stockholders within a reasonable period of time. The Company shall cause the Board and officers of the Company to (i) cooperate with the Investment Bank in accordance with the procedures established by the Investment Bank and the Board, to solicit interest in an orderly Company Sale and (ii) consistent with their fiduciary obligations, if in the best interest of the Company and fair to the Company’s stockholders, and not otherwise in breach of the Board’s fiduciary duties, reach an agreement on the optimum structure and the terms and conditions for a Company Sale (including whether such Company Sale will be consummated by merger, sale of assets or sale of capital stock). (b) The Investor acknowledges the fiduciary obligations of the Board in considering, negotiating, approving and recommending to stockholders, any transaction that would result in a Company Sale and acknowledges that such fiduciary obligations require that the Board act on an informed basis to secure the best value reasonably available to the Company’s stockholders under the circumstances. The Investor acknowledges that,

33 although the Company shall be obligated to cause its Board to retain an Investment Bank pursuant to this Section 5.11 and use its best efforts to assist the Investment Bank in (i) investigating the advisability of a Company Sale and (ii) soliciting interest in and negotiating the terms of a Company Sale, the Board shall be under no obligation or compulsion to approve or recommend any Company Sale and may reject any or all offers with respect to any such potential Company Sale if the Board reasonably determines that approving such potential Company Sale would be a breach of its fiduciary duties or that it otherwise would not be in the best interest or fair to the Company’s stockholders (a “Rejected Sale”). In the event of a Rejected Sale, the Board shall give the Investor prompt written notice thereof, which notice shall further specify in reasonable detail each reason or reasons that formed the basis for the Board’s determination that approving such potential Company Sale would be a breach of its fiduciary duties or that such Rejected Sale otherwise would not be in the best interest or fair to the Company’s stockholders. In the event of a Rejected Sale, the Investor may deliver additional Appointment Notice(s) any time following twelve (12) months after delivery of the prior Appointment Notice. Section 5.12 Required Holders. Prior to the Closing, the Company and its Subsidiaries shall conduct its business in the ordinary course of business and shall not take any action that it is not permitted to take under the Certificate of Designation without the approval of the Required Holders. Section 5.13 Section 16 Matters. If the Company becomes a party to a consolidation, merger or other similar transaction that may result in the Investor, its Affiliates and/or the Investor Director being deemed to have made a disposition of equity securities of the Company or derivatives thereof for purposes of Section 16 of the Exchange Act, and if the Investor Director is serving on the Board at such time or has served on the Board during the preceding six months, then (i) the Board will pre-approve such disposition of equity securities or derivatives thereof for the express purpose of exempting the Investor’s, its Affiliates’, the Investor Director’s interests (to the extent the Investor or its Affiliates may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder and (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and capital stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition by the Investor, the Investor’s Affiliates and/or the Investor Director of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of the Investor or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer, then if the Investor reasonably requires that the other issuer pre-approve any acquisition of equity securities or derivatives thereof for the express purpose of exempting the interests of any director or officer of the Company or any of its Subsidiaries in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder, the Company shall require that such other issuer pre-approve any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of the Investor’s, its Affiliates’ and the Investor Director’s (for the Investor and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder. In addition, to the extent that any cash that may be payable upon conversion of the Convertible Preferred Stock due to the Conversion Share Cap could be deemed a disposition of equity securities of the Company or derivatives thereof for purposes of Section 16 of the Exchange Act, the Board will pre-approve such disposition of equity

34 securities or derivatives thereof for the express purpose of exempting the Investor’s, its Affiliates’ or any Investor Director’s interests (to the extent the Investor or its Affiliates may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder. Section 5.14 Maintenance of Listing The Company shall not effect any voluntary deregistration under the Exchange Act or any voluntary delisting with the NYSE (or any other national securities exchange upon which the Common Stock may subsequently be principally listed) in respect of the Common Stock other than in connection with a Fundamental Change pursuant to which the Company satisfies in full its obligations under the applicable provisions of the Certificate of Designation, unless the prior written approval of the holders of a majority of the Convertible Preferred Stock then issued and outstanding has been obtained. Section 5.15 Related Party Transactions. Neither the Company nor any of its Affiliates shall enter into, terminate, amend or grant a waiver with respect to any material arrangement or agreement with any Affiliate of the Company (other than any of its wholly-owned Subsidiaries or solely as a result of being a Subsidiary of the Company) or a “related person” within the meaning of Item 404 of Regulation S-K unless (A) the foregoing is on terms as fair and reasonable as would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate of, or related person with respect to, the Company and (B) approved by the audit committee of the Company’s Board of disinterested directors of the Board independent from such Affiliate or related person. ARTICLE VI Conditions to Consummation of the Transactions Section 6.01 Conditions of the Investor. The obligations of the Investor to consummate the Transactions at the Closing are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions precedent: (a) Representations and Warranties. Each of the representations and warranties of the Company contained in Article III of this Agreement (other than the Fundamental Representations and Warranties) shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except for representations and warranties that speak as of a specific date or time other than the Closing Date (which need only be true and correct as of such date or time), except where the failure of such representations and warranties to be so true and correct, without giving effect to any qualification or limitation as to “materiality,” “Material Adverse Effect” or similar qualifier set forth therein, has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Fundamental Representations and Warranties shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except for representations and warranties that speak as of a specific date or time other than the Closing Date (which need only be true and correct in all material respects as of such date or time), without giving effect to any qualification or limitation as to “materiality,” “Material Adverse Effect” or similar qualifier set forth therein.

35 (b) Covenants. The Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing. (c) Opinion of Counsel. Kirkland & Ellis LLP shall have delivered an opinion to the Investor in form and substance reasonably satisfactory to the Investor. (d) Stockholder Approval. The Company shall have obtained a valid written consent constituting the Requisite Stockholder Approval. (e) Certificate of Designation. The Company shall have duly filed the Certificate of Designation on the date hereof with the Secretary of State of the State of Delaware, and the Certificate of Designation shall not have been amended from the form set forth in Exhibit A and shall be in full force and effect. (f) No Law or Order. No Law shall be in effect that makes the consummation of the transactions contemplated by this Agreement illegal otherwise prohibited and no judgment shall be in effect restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement. Section 6.02 Conditions of the Company. The obligations of the Company to consummate the transactions contemplated hereby are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions precedent: (a) Representations and Warranties; Performance. Each of the representations and warranties of the Investor contained in Article IV of this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except for representations and warranties that speak as of a specific date or time other than the Closing Date (which need only be true and correct in all material respects as of such date or time), except where the failure of such representations and warranties to be so true and correct, without giving effect to any qualification or limitation as to “materiality,” “Material Adverse Effect” or similar qualifier set forth therein, has not had, and would not reasonably be expected to have, individually or in the aggregate, an Investor Material Adverse Effect. (b) Covenants. The Investor shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Investor at or prior to the Closing. (c) Consideration for the Securities. The Investor shall have paid the Purchase Price in full at the Closing either by certified check or by wire transfer of immediately available funds to an account designated in writing by the Company. (d) Certificate of Designation. The Certificate of Designation shall have been duly filed with the Secretary of State of the State of Delaware.

36 ARTICLE VII Miscellaneous Section 7.01 Survival. Except in the case of Fraud, the representations and warranties of the parties contained in Article III and Article IV hereof shall survive until April 30, 2023 (the “Survival Date”), and shall terminate automatically as of such Survival Date; provided that nothing herein shall relieve any party of liability for any inaccuracy or breach of such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration by a Person entitled to make such claim pursuant to the terms and conditions of this Agreement. For the avoidance of doubt, claims may be made with respect to the breach of any representation, warranty or covenant until the Survival Date. All covenants and agreements of the parties contained herein shall survive the Closing in accordance with their terms. Section 7.02 Amendments; Waivers. Subject to compliance with applicable Law this Agreement and the exhibits hereto (including the Certificate of Designation) may be amended, modified or supplemented in any and all respects only by written agreement of the parties hereto; provided that the consent of the parties shall not be unreasonably withheld, conditioned or delayed with respect to any amendment or modification to the Certificate of Designation necessary to comply with applicable Law and any amendment to or waiver of the provisions, terms and conditions of this Agreement that are addressed in the Certificate of Designation shall be permitted only as specified in the Certificate of Designation. Section 7.03 Extension of Time, Waiver, Etc. The Company and the Investor may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, (b) extend the time for the performance of any of the obligations or acts of the other party or (c) waive compliance by the other party with any of the agreements contained herein applicable to such party or, except as otherwise provided herein, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by the Company or the Investor in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Section 7.04 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other party hereto; provided, however, that (a) without the prior written consent of the Company, the Investor or any Investor Party may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more Permitted Transferees, including as contemplated in Section 5.06 so long as the assignee shall agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned and (b) if the Company consolidates or merges with or into any Person and the Common Stock is, in whole or in part, converted into or exchanged for securities of a different issuer in a transaction, then as a condition to such transaction the Company will cause such issuer to assume all of the Company’s rights and obligations under this Agreement in a written instrument delivered to the Investor; provided further that no such assignment under clause (a) above will relieve the Investor of its obligations hereunder. Subject to the immediately

37 preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. For the avoidance of doubt, no Third Party to whom any shares of Convertible Preferred Stock or shares of Common Stock are Transferred shall have any rights or obligations under this Agreement. Section 7.05 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto. Section 7.06 Entire Agreement; No Third-Party Beneficiaries. This Agreement, together with the other Transaction Documents and the Certificate of Designation, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof. No provision of this Agreement shall confer upon any Person other than the parties hereto and their permitted assigns any rights or remedies hereunder; provided that Section 7.14 shall be for the benefit of and fully enforceable by each of the Non-Recourse Parties. Section 7.07 Governing Law; Jurisdiction. (a) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the Laws (including any statutes of limitations) that might otherwise govern under any applicable conflict of Laws principles. (b) All legal actions or proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over any legal action or proceeding, any state or federal court within the State of Delaware) and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such legal action or proceeding and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such legal action or proceeding. The consents to jurisdiction and venue set forth in this Section 7.07 shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any legal action or proceeding arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 7.10 of this Agreement. The parties hereto agree that a final judgment in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment. Section 7.08 Specific Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the

38 event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to cause the Closing to occur. The parties acknowledge and agree that (a) the parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (including, for the avoidance of doubt, the right of each party to cause the Closing to be consummated on the terms and subject to the conditions set forth in this Agreement) in the courts described in Section 7.07 without proof of damages or otherwise (in each case, subject to the terms and conditions of this Section 7.08), this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the Transactions and without that right, neither the Company nor the Investor would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at Law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 7.08 shall not be required to provide any bond or other security in connection with any such order or injunction. Section 7.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 7.09. Section 7.10 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses: (a) If to the Company, to it at: Redwire Corporation 8226 Philips Highway, Suite 101 Jacksonville, FL 32256

39 Attention: Nathan O’Konek, Executive Vice President, General Counsel and Secretary Email: nathan.okonek@redwirespace.com with a copy to (which shall not constitute notice): Kirkland & Ellis LLP 300 North LaSalle Chicago, IL 60654 Attention: Alexander M. Schwartz Hannah Kropp Email: alexander.schwartz@kirkland.com hannah.kropp@kirkland.com (b) If to the Investor or any Investor Party, to the Investor at: AE Partners Fund II, LP 2500 N. Military Trail, Suite 470 Boca Raton, FL 33431 Attn: Melissa Klafter, Partner, Chief Financial Officer Email: mklafter@aeroequity.com with a copy to (which will not constitute notice): Akerman LLP 1251 Avenue of the Americas, 37th Floor New York, NY 10020 Attention: Kenneth G. Alberstadt Email: kenneth.alberstadt@akerman.com or such other address or email address as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt. Section 7.11 Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law. Section 7.12 Fees and Expenses. Except as otherwise expressly provided herein, each party shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the Transactions; provided that, if the Closing occurs, the Company shall

40 reimburse the Investor for its reasonable and documented expenses and legal fees incurred on its behalf with respect to this Agreement and the Transactions in an amount not to exceed $325,000. Section 7.13 Interpretation. (a) When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “ordinary course of business” as used in this Agreement shall mean an action taken, or omitted to be taken, by any Person in the ordinary course of such Person’s business consistent with past practice (including, for the avoidance of doubt, recent past practice in light of the recent pandemic, epidemic or disease outbreak to the extent reasonably consistent with policies, procedures and protocols recommended by the Centers for Disease Control and Prevention, the World Health Organization and other Governmental Authorities). The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement unless the context requires otherwise. The words “date hereof” when used in this Agreement shall refer to the date of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The words “made available to the Investor” and words of similar import refer to documents (i) posted to any data site or virtual data room for diligence by or on behalf of the Company or (ii) delivered in Person or electronically to the Investor or its Representatives, in each case no later than two Business Days prior to the date hereof and which remains available until one Business Day after the Closing Date. All accounting terms used and not defined herein shall have the respective meanings given to them under GAAP. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. In the event that the Common Stock is principally listed on a national securities exchange other than the NYSE, all references herein to NYSE shall be deemed to be references to such other national securities exchange. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the United States. References to a Person are also to its permitted assigns and successors. When calculating the period of time between which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded.

41 (b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement. Section 7.14 Non-Recourse. This Agreement and the other Transaction Documents may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement, other Transaction Documents, or the Transactions, may only be brought against the entities that are expressly named as parties hereto or thereto and their respective successors and assigns. Except as set forth in the immediately preceding sentence, no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or Representative of any party hereto (collectively, the “Non-Recourse Parties”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the Transactions. Each of the Non-Recourse Parties are intended third party beneficiaries of this Section 7.14. [Remainder of page intentionally left blank]

Signature Page to Investment Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written. AE INDUSTRIAL PARTNERS FUND II, LP By: AE Industrial Partners Fund II GP, LP Its: General Partner By: AeroEquity GP, LLC Its: General Partner By: /s/ Michael Greene . Name Michael Greene Title: Managing Member AE INDUSTRIAL PARTNERS STRUCTURED SOLUTIONS I, L.P. By: AE Industrial Partners Structured Solutions I GP, LP Its: General Partner By: AeroEquity GP, LLC Its: General Partner By: /s/ Michael Greene . Name Michael Greene Title: Managing Member REDWIRE CORPORATION By: /s/ Jonathan Baliff . Name: Jonathan Baliff Title: Chief Financial Officer